ANNUAL REPORT

PERIOD ENDING MARCH 31, 2000

KENSINGTON

STRATEGIC

REALTY FUND


A MANAGED PORTFOLIO OF

REAL ESTATE SECURITIES

KENSINGTON STRATEGIC REALTY FUND


GROWTH OF A $10,000 INVESTMENT
KENSINGTON STRATEGIC REALTY FUND VS NAREIT (benchmark)

                                    [GRAPH]

Kensington Strategic Realty Fund

September 16, 1999        10,000
September 30, 1999         9,542
October 31, 1999          10,297
November 30, 1999         11,230
December 31, 1999         11,509
January 31, 2000          11,272
February 29, 2000         11,342
March 31, 2000            11,719


NARIET Composite Index

September 16, 1999        10,000
September 30, 1999         9,820
October 31, 1999           9,567
November 30, 1999          9,362
December 31, 1999          9,647
January 31, 2000           9,680
February 29, 2000          9,553
March 31, 2000             9,863


This chart represents a historical investment of $10,000 in the Kensington Strategic Realty Fund (Class Ashares with load)1 from September 16, 1999 to March 31, 2000 and represents the reinvestment of dividends and capital gains in the fund.

AVERAGE ANNUAL TOTAL RETURN*                 INCEPTION TO DATE2       1Q'00**


Kensington Strategic Realty Fund Class A3          17.19%*             1.82%
Kensington Strategic Realty Fund Class B4          18.96%*             1.65%
Kensington Strategic Realty Fund Class C5          22.91%*             1.61%
NAREIT Composite Index6                            -1.37%              2.24%

1 The total year-end return on a $10,000 investment excluding payment of the maximum sales charge of 5.75% would be $12,436. Results shown do not take into account income or capital gain taxes. The sales charge is lower for investments of $50,000 or more.
2    Commencement date = 9/16/99.
3 The total return without payment of the maximum sales charge of 5.75% is 24.36% Inception to Date.
4 The total return without payment of the contingent deferred sales charge of 5.00% is 23.96%Inception to Date.
5 The total return without payment of the contingent deferred sales charge of 1.00% is 23.91% Inception to Date.
6 The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index does not reflect the deduction of expenses associated with a mutual fund.
*    Includes applicable sales charge.
**   Excludes sales charge.

     Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investors shares, when redeemed may be worth more or less than original cost.

KENSINGTON STRATEGIC REALTY FUND

A NOTE FROM THE PRESIDENT


Dear Shareholder,

Thank you for your investment in the Kensington Strategic Realty Fund.

As Advisor to the Fund, Kensington Investment Group has a single goal-providing premier investment management services to real estate securities investors. Dedication to research, disciplined execution of investment strategies and excellent communication with clients are the focus of our organization.

We are in the midst of a fundamental change in how commercial real estate is financed and owned. Underlying this transformation is a shift in ownership from the old private real estate empires to publicly traded securities. This transition is akin to that which has occurred in other capital intensive industries, such as steel, auto and banking, earlier this century. Capital intensive industries like real estate, which are privately held, gravitate towards public ownership because the public securities markets provide the lowest cost capital. We believe when investors look back in ten to fifteen years, the 1990s will be seen as a watershed period for the real estate industry, ushering in a period of significant growth, consolidation and public ownership of these businesses.

We believe that to successfully capitalize on this opportunity, three factors will be essential:

     - Acting in anticipation of the changes taking place in the commercial real estate markets.

     - Focusing on niche markets and using specialized strategies to our advantage.

     - Coordinating a team of professionals with superior skills and experience in the research, trading and management of real estate securities portfolios.

The following report reviews our investment results and portfolios for the period ending March 31, 2000, but is no substitute for a detailed discussion. We invite your inquiries regarding any questions, comments or additional information you may require.

Sincerely,

/s/ John Kramer

JOHN KRAMER
President, Kensington Investment Group

KENSINGTON STRATEGIC REALTY FUND


MANAGEMENT'S DISCUSSION & ANALYSIS


PORTFOLIO REVIEW


The Kensington Strategic Realty Fund completed its first fiscal year with excellent results. Since its inception on September 16, 1999 through March 31, 2000 the Fund generated a total return of 24.36% (Class A shares without load)1, well ahead of the 1.37% decline in the NAREIT Composite Index during this period.

Kensington Strategic Realty Fund's solid performance was the result of value-driven investments in micro capitalization REITs combined with opportunistic purchases of larger growth-oriented REITs. In particular, several of the Fund's small capitalization stocks posted very strong performance during the fourth quarter of 1999. We commend our research team for finding ways to generate positive returns in a sector which was down nearly 2% during the period.

                               YIELD COMPARISON2

                                    [GRAPH]


      Kensington Strategic       Average Real Estate
          Realty Fund                Mutual Fund           Utility Stocks

             8.1%                       5.6%                     4.1%

The Fund's focus on high yielding micro capitalization REITs has also allowed the Kensington Strategic Realty Fund to declare its dividend at a yield of 8.1% (based on the March 31, 2000 NAV). This compares favorably with the average REIT mutual fund yield of 5.6% and utility stocks at 4.1%.

1 With a maximum sales charge of 5.75%, the Fund's total return for the period September 16, 1999 to March 31, 2000 would have been 17.19%.

2 SOURCE Utility Stock Index: Wall Street Journal, April 3, 2000. Average Real Estate Mutual Fund: Realty Stock Review, March 27, 2000. Kensington Strategic Realty Fund dividend rate is annualized rate on "A" shares based on the 3/31/00 NAV. Annualized rate on "B" shares is 7.6%. Annualized rate on "C" shares is 7.6%.

PORTFOLIO COMPOSITION3

                               [GRAPH]

                        Industrial      12%
                        Retail          17%
                        Self-Storage     2%
                        Lodging          5%
                        Diversified    7.5%
                        Mortgage       4.5%
                        Other            4%
                        Apartment       15%
                        Office          33%

The Fund is well diversified geographically and by property type. Our largest concentration is in the office sector, where we believe some of the best values exist, followed by apartments and industrial properties. Several of the Fund's office positions are trading at discounts as high as 30% to our estimate of the value of their properties.

In addition to several larger growth-oriented REITs, Kensington Strategic Realty Fund's portfolio holds interests in a number of companies which we describe as "event driven situations." These are smaller REITs which are trading at significant discounts to our estimate of the value of their property portfolios and are candidates for acquisition or liquidation. We believe these investments will provide high returns over time, and they generally pay a high dividend in the interim.



OUTLOOK AND STRATEGY


We believe the following factors will drive performance over the next 12 to 24 months:

REITs are priced at discounts to their property portfolios - For only the third time during the last decade, REITs are trading at a discount to their underlying property values. In addition, dividend yields are north of 7% and are well covered by cash flow. We do not expect REITs to trade at a discount to these property values for



3 Portfolio holdings subject to change.

KENSINGTON STRATEGIC REALTY FUND
prolonged periods of time but expect them to trade at or above property values over the long term.

Healthy properties markets expected to continue - While demand growth may moderate from the strong pace of the past several years, construction activity has also been held in check. The increasingly public nature of the real estate debt and equity markets has caused property markets to react quickly to increases in construction by cutting off the supply of money for new development. This balance between moderating demand growth and restrained construction activity points toward continued high occupancies of properties and healthy underlying properties markets.

Positive earnings growth expected for REITs - We expect top line rental revenue growth to stabilize at a 3% to 4% per year growth rate over the next few years. In this environment we believe REITs can be expected to generate 6% to 9% bottom line earnings growth, in addition to the 7%+ dividend rate, although we cannot assure that events will be as we predict.



CONCLUSION


The Kensington Strategic Realty Fund has made an excellent start within a REIT sector that seems poised to generate consistent returns. We believe the strong showing of REITs during the recent volatility in technology stocks is an indication of the benefits of using real estate to diversify your portfolio.

We are looking forward to working for you in the coming year.

KENSINGTON STRATEGIC REALTY FUND



INVESTMENT OBJECTIVE


Kensington Strategic Realty Fund seeks to provide high current income relative to equity investment alternatives, plus long term growth of capital.

The Fund will be invested primarily in real estate securities. These companies will own interests in properties such as apartments, office buildings and shopping centers throughout the United States.



INVESTMENT STRATEGY


The Fund managers hope to take advantage of the healthy fundamentals in the real estate market by selectively investing in and actively managing a portfolio of real estate securities.

Kensington Strategic Realty Fund's investment strategy is income-oriented and value driven. The Fund managers will utilize specialized investment strategies to invest in REITs that capitalize on the structural advantages of managing a smaller portfolio. (The Fund intends to close to new investors at $150 million, although it may later reopen subject to further limits. Please see prospectus for additional information related to the Fund's investment strategies and Fund closing terms.)

The mix of investment strategies within the Kensington Strategic Realty Fund's portfolio are summarized on the following page. The allocation to each strategy will be adjusted based on market conditions and will be subject to change at any time.

KENSINGTON STRATEGIC REALTY FUND


(Continued)

SMALL CAPITALIZATION

Lack of Wall Street research coverage can provide opportunities to purchase these securities below their break-up value or with exceptionally high yields. The Fund expects that such REITs will ultimately realize their value through growth, merger or liquidation of their assets.

SPECIAL SITUATIONS

The inefficient nature of the real estate securities markets creates numerous special situations. REIT prices tend to react to short term events. Mutual fund redemptions, quarterly earnings fluctuations, etc. can cause prices to decline below reasonable levels and allow the Fund to capitalize on short term oversold conditions. Mergers and acquisition activity, hedging abilities and acquiring assets cheaply via non-traded markets and/or private securities transactions can further enhance returns.

LARGE CAPITALIZATION

The Fund will buy and hold high quality companies and focus the portfolio in those REITs which are in undervalued sectors by property type and/or location.

                                    [GRAPH]

KENSINGTON STRATEGIC REALTY FUND STRUCTURE

                                   [GRAPHIC]

     -    The Fund intends to close to investors at $150 million.1
     -    The Fund invests in 40 to 60 separate real estate securities.
     -    Each security owns many properties.

POTENTIAL DIVERSIFICATION INVESTING
THROUGH A MUTUAL FUND


                                     [MAP]

This map does not represent the actual property types and/or locations held by securities in the Kensington Strategic Realty Fund. This map is used to provide an example of the property type and location diversification potentially available to a mutual fund that invests in REITs.


1    Please see the prospectus for the terms regarding the initial fund closing.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000

                                                          SHARES   MARKET VALUE
Common Stocks (8.8%)
Commercial Services (0.0%)
Imperial Parking Corporation3                                 65     $      849
                                                                      ---------
Health Care (2.3%)
Brookdale Living Communities1                             34,000        376,125
                                                                      ---------
Real Estate (6.5%)
Carey Diversified LLC                                     22,600        378,550
Trizec Hahn Corporation                                   23,000        345,000
Wellsford Real Properties1                                41,800        363,138
                                                                      ---------
                                                                      1,086,688
                                                                      ---------
Total Common Stocks (Cost $1,408,479)                                 1,463,662
                                                                      =========

Preferred Stocks (13.5%)
Real Estate Investment Trust (13.5%)
Apartments Investment & Management
   Company, Series D, 8.75%                               26,500        457,125
Camden Properties Trust, Series A, $2.25                   7,700        170,844
Corporate Office Properties, Series B, 10.00%             34,100        716,099
Equity Residential Properties Trust, Series A, 9.375%     14,200        317,725
Glimcher Realty Trust, Series B, 9.25%                    20,400        300,900
Realty Income Corporation, Series B, 9.375%                4,700         85,188
Sovran Self Storage, Incorporated, Series B, 9.85%         3,700         74,463
Starwood Financial, Incorporated, Series B, 9.375%         3,900         60,450
Winston Hotels, Incorporated, Series A, 9.25% 3,700                      61,050
                                                                      ---------
Total Preferred Stocks (Cost $2,210,161)                              2,243,844
                                                                      =========
Real Estate Investment Trusts (87.2%)
Apartments (10.9%)
Equity Residential Properties Trust2                      21,900        880,106
Gables Residential Trust                                  19,500        438,750
United Dominion Realty Trust                              48,600        489,038
                                                                      ---------
                                                                      1,807,894
                                                                      ---------
Diversified (19.1%)
Banyan Strategic Realty Trust                            220,250      1,156,312
Bedford Property Investors                                13,000        208,813
Capital Automotive                                         9,900        118,800
First Union Real Estate3                                 111,100        305,525
Glenborough Realty Trust                                   5,500         79,750
Pacific Gulf Properties                                   22,300        437,638
Starwood Financial, Incorporated                          41,000        722,624
Vornado Realty Trust                                       4,500        150,750
                                                                      ---------
                                                                      3,180,212
                                                                      ---------
Hotel/Restaurant (5.0%)
Felcor Lodging Trust                                       6,800        120,275
Hospitality Properties Trust                               8,300        168,075

                       See notes to financial statements.

Meristar Hospitality Corporation                      14,600          254,588
Winston Hotels, Incorporated                          38,300          296,825
                                                                  -----------
                                                                      839,763
                                                                  -----------
Office Property (28.7%)
Arden Realty Group, Incorporated                       5,000          104,375
Boston Properties, Incorporated                        4,800          152,700
Brandywine Realty Trust                               34,800          595,949
Cornerstone Properties, Incorporated                  22,500          392,344
Corporate Office Properties                           11,200           91,700
Equity Office Properties Trust                         3,000           75,375
Highwoods Properties, Incorporated                    22,300          473,875
HRPT Properties Trust                                  6,500           56,469
Koger Equity, Incorporated                            38,650          666,712
Mack-Cali Realty Corporation                          45,300        1,155,149
Parkway Properties, Incorporated                      18,600          547,538
Prentiss Properties Trust                             10,700          238,744
Prime Group Realty Trust                              12,700          181,769
PS Business Parks, Incorporated2                       2,000           40,750
                                                                  -----------
                                                                    4,773,449
                                                                  -----------
Regional Malls (2.5%)
Crown American Realty                                 27,300          145,031
Westfield America, Incorporated2                      19,700          267,182
                                                                  -----------
                                                                      412,213
                                                                  -----------
Shopping Centers (14.4%)
Agree Realty Corporation                               7,500           97,969
Burnham Pacific Properties3                          110,900          783,231
Developers Diversified Realty Corporation             15,800          219,225
Glimcher Realty Trust                                 18,800          253,800
Malan Realty Investors, Incorporated                  59,000          711,687
New Plan Excel Realty Trust                            1,000           13,750
Ramco-Gershenson Properties Trust                     17,100          243,675
Realty Income Corporation                              3,700           71,225
                                                                  -----------
                                                                    2,394,562
                                                                  -----------
Storage (1.9%)
Sovran Self Storage, Incorporated                     15,700          317,925
                                                                  -----------
Warehouse (4.7%)
American Industrial Properties                        66,000          779,625
                                                                  -----------
Total Real Estate Investment Trusts (Cost $14,285,934)             14,505,643
                                                                  ===========

Short Term Securities Purchased with Collateral (1.2%)
Repurchase Agreements (1.2%)
Bear Stearns, 3.16%, 4/3/00, (Collateralized by $15,000,
U.S. Treasury Strips, 11.25%, 2/15/10, market value $8,100)             5,647
Bear Stearns, 6.5%, 4/3/00, (Collateralized by $590,000,
FHLMC Notes, 6.5%, 6/15/29, market value $192,953)                    189,000
                                                                  -----------
Total Short Term Securities Purchased with Collateral
(Cost $194,847)                                                       194,647
                                                                  -----------
Total Investments (Cost $18,161,664) (a)-110.7%                    18,407,796
Liabilities in excess of other assets-(10.7)%                      (1,773,267)
                                                                  -----------
TOTAL NET ASSETS- 100.0%                                         $ 16,634,529
                                                                  ===========

                       See notes to financial statements.

KENSINGTON STRATEGIC REALTY FUND

                                                        SHARES    MARKET VALUE

Securities Sold Short (1.3%)
Alexandria Real Estate Equities Incorporated            (7,000)     $ (210,000)
                                                                     ---------
Total Securities Sold Short [Proceeds ($209,743)]                   $ (210,000)
                                                                     =========

  Percentages indicated are based on net assets of $16,634,529.

1    Represents non-income producing securities.
2    All or part of this security has been loaned at March 31, 2000.
3 Portion of security is held as collateral with broker and custodian for securities sold short.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation as follows:

Unrealized appreciation ................... $ 690,701
Unrealized depreciation ................... $(444,826)
                                             --------
Net unrealized appreciation ............... $ 245,875
                                             ========


                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000

ASSETS

Investments, at value (cost $18,161,664)                          $18,407,796
Deposits with broker and custodian bank for                           519,075
securities sold short
Interest and dividends receivable                                     226,039
Receivables from investment securities sold                         1,367,443
Receivable for capital shares issued                                1,058,000
Receivable from investment advisor                                     54,561
                                                                  -----------
     Total Assets                                                  21,632,914
                                                                  -----------

LIABILITIES

Payable to custodian                                                2,478,489
Securities sold short (proceeds $209,743)                             210,000
Payable for return of collateral received for                         194,647
securities on loan
Payables for investments purchased                                  2,023,744
Accrued expenses and other payables
     Distribution fees                                                  4,994
     Other                                                             86,511
                                                                  -----------
     Total Liabilities                                              4,998,385
                                                                  -----------

NET ASSETS                                                        $16,634,529
                                                                  ===========
Capital                                                           $16,219,983
Undistributed net investment income                                    40,239
Net unrealized appreciation on investments and short sales            245,875
Accumulated net realized gains                                        128,432
                                                                  -----------
     Net Assets                                                   $16,634,529
                                                                  ===========
     Outstanding units of beneficial interest (shares)
     Class A
          Net Assets                                              $11,967,021
          Shares                                                      406,145
                                                                  -----------
          Redemption price per share                              $     29.46
                                                                  ===========
     Maximum Sales Charge-Class A                                        5.75%
     Maximum Offering Price
          [100%/(100%-Maximum Sales Charge) of net asset
                                                                  -----------
          value adjusted to the nearest cent] per share           $     31.26
                                                                  ===========
     Class B
          Net Assets                                              $ 1,433,361
          Shares outstanding                                           48,719
                                                                  -----------
          Offering price per share1                               $     29.42
                                                                  ===========
     Class C
          Net Assets                                              $ 3,234,147
          Shares outstanding                                          109,998
                                                                  -----------
          Offering price per share1                               $     29.40
                                                                  ===========

1 Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

----------------------------------
KENSINGTON STRATEGIC REALTY FUND
----------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2000/1/

INVESTMENT INCOME
Interest income                                                      $   3,538
Dividend income                                                        377,527
                                                                     ---------
     Total income                                                      381,065
                                                                     ---------

EXPENSES
Investment advisory fees                                                34,548
Administration fees                                                     91,290
Distribution fees
     Class A                                                             3,839
     Class B                                                             2,765
     Class C                                                             4,912
Custodian fees                                                          19,845
Legal fees                                                              60,005
Transfer agent fees                                                     17,865
Trustees' fees                                                           2,353
State Registration fees                                                 32,824
Dividend Expense                                                         3,657
Printing fees                                                           10,521
Other Expenses                                                          11,362
                                                                     ---------
     Total Expenses before expenses voluntarily reduced                295,786
     Expenses voluntarily reduced/waivers                             (234,535)
                                                                     ---------
     Net expenses                                                       61,251
                                                                     ---------
     Net investment income                                             319,814
                                                                     ---------
REALIZED/UNREALIZED GAINS/(LOSSES)
FROM INVESTMENTS
Net realized gains from investments and securities sold short          135,524
Net change in unrealized appreciation
     from investments and securities sold short                        245,875
                                                                     ---------
Net realized/unrealized gains from investments
     and securities sold short                                         381,399
                                                                     ---------
Change in net assets resulting from operations                       $ 701,213
                                                                     =========
1 Commencement of operations was September 16, 1999.

                       See notes to financial statements.
13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MARCH 31, 2000/1/

FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income/(loss)                                    $    319,814
Net realized gains/(losses) from investments and                     135,524
     securities sold short
Net change in unrealized appreciation/(depreciation)
     from investments and securities sold short                      245,875
                                                                ------------
Change in net assets resulting from operations                       701,213
                                                                ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income                                          (187,765)
From net realized gains from investments and
     securities sold short                                            (3,922)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income                                           (31,902)
From net realized gains from investments and
     securities sold short                                            (1,517)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income                                           (59,908)
From net realized gains from investments and
     securities sold short                                            (1,653)
                                                                ------------
Change in net assets from distributions to shareholders             (286,667)
                                                                ------------
CAPITAL TRANSACTIONS
Proceeds from shares issued                                       15,867,495
Shares issued in reinvestment of distributions                       264,328
Payments for shares redeemed                                          (1,840)
                                                                ------------
Change in net assets from capital transactions                    16,129,983
                                                                ------------
Change in net assets                                              16,544,529

NET ASSETS
Beginning of period                                                   90,000
                                                                ------------
End of period                                                   $ 16,634,529
                                                                ============

1 Commencement of operations was September 16, 1999.

                       See notes to financial statements.

----------------------------------
KENSINGTON STRATEGIC REALTY FUND
----------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                              FOR THE PERIOD ENDED MARCH 31, 2000/1/

                                              CLASS A        CLASS B         CLASS C
NET ASSET VALUE -
BEGINNING OF PERIOD                          $  25.00        $ 25.00        $  25.00
                                             --------        -------        --------
INVESTMENT ACTIVITIES
Net investment income                            1.48           1.34            1.36
Net realized gain/(losses)
     from investments                            4.48           4.52            4.49
                                             --------        -------        --------
Total from Investment Activities                 5.96           5.86            5.85
                                             --------        -------        --------
DISTRIBUTIONS
Net investment income                           (1.39)         (1.33)          (1.34)
Net realized gains                              (0.11)         (0.11)          (0.11)
                                             --------        -------        --------
Total Distributions                             (1.50)         (1.44)          (1.45)
                                             --------        -------        --------
NET ASSET VALUE -
END OF PERIOD                                $  29.46        $ 29.42        $  29.40
                                             ========        =======        ========
Total Return (excludes sales charge)            24.36% (b)     23.96% (b)      23.91% (b)

RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Period (000's)            $ 11,967        $ 1,433        $  3,234

Ratio of expenses to average net assets
(excluding dividend expense)                     2.25% (a)      2.99% (a)       3.00% (a)

Ratio of expenses to average net assets
(including dividend expense)                     2.41% (a)      3.15% (a)       3.16% (a)

Ratio of net investment income/(loss)
to average net assets                           14.63% (a)     11.58% (a)      12.52% (a)

Ratio of expenses to average net assets
(excluding dividend expense)2                   11.03% (a)     18.79% (a)      14.12% (a)

Ratio of expenses to average net assets
(including dividend expense)2                   11.19% (a)     18.95% (a)      14.28% (a)

Portfolio Turnover                             240.19%        240.19%         240.19%

1 Commencement of operations was September 16, 1999.
2 During the period, certain fees were voluntarily reduced and/or reimbursed.
  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Annualized.
(b)  Not-Annualized.

                       See notes to financial statements.
15

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000

1. ORGANIZATION

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations (September 16, 1999) of the Kensington Strategic Realty Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek high current income relative to equity investment alternatives, plus long term growth of capital. Kensington Investment Group, Inc. invested the original seed capital of $90,000 into the Fund.

The Fund is authorized to offer three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sale charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

2. SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The Fund invests primarily in real estate securities, including securities issued by real estate investment trusts, master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests.

----------------------------------
KENSINGTON STRATEGIC REALTY FUND
----------------------------------

NOTES TO FINANCIAL STATEMENTS MARCH 31,2000 (Continued)


These securities are valued at their market values determined on the basis of the latest available bid quotation in the principal market(closing sales prices if the principal market is an exchange) in which such securities are normally traded.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans under the 1940 Act.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

SHORT SALE TRANSACTIONS

Short sales are transactions in which the fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale, the Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. The Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash and equities sufficient to collateralize its obligation on the short positions. At March 31, 2000, the value of securities sold short amounted to $210,000 against which collateral held by the broker and custodian, in the form of securities and cash, of $525,328 was held.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.

FEDERAL INCOME TAXES

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. The Fund's tax year-end is April 30.

SECURITIES LENDING

To generate additional income, the Funds may lend up to 33.33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund at least equal at times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase

----------------------------------
KENSINGTON STRATEGIC REALTY FUND
----------------------------------

NOTES TO FINANCIAL STATEMENTS MARCH 31,2000 (Continued)


agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedule of portfolio investments.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of March 31, 2000, the Fund had securities on loan with market values of $186,409.

The loaned securities were fully collateralized by cash which was invested in repurchase agreements at March 31, 2000.

OTHER

Expenses that are directly related to the Fund are charged directly to the Fund. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the fiscal year ending March 31, 2000 were $31,049,246 and $13,489,692, respectively.

4. RELATED PARTY TRANSACTIONS

Investment advisory services are provided to the Fund by Kensington Investment Group, Inc. who receives a management fee for their services. The management fee is a fulcrum-type performance fee that, after the first twelve months of Fund operations, increases or decreases from the base fee of 1.50% depending on the Fund's performance relative to that of the NAREIT Composite Index during the preceding twelve months. The Advisor will receive the base fee for the first twelve months of operations and thereafter for periods when the Fund's performance for the past twelve months equals that of the Index. Though performance adjustments equal to 15% of the difference between the performance of the Fund and that of the Index during the previous twelve months, the fee can range from a minimum of 0.50% to a maximum of 2.50%. This fee arrangement may result in higher fees than those paid by other investment companies. The Advisor may receive the maximum fee even if the Fund's absolute performance is negative, and it may receive the minimum fee even when the Fund has significant positive performance.

The Advisor has contractually agreed, until October 31, 2002, to waive fees and/or reimburse the Fund to the extent necessary to maintain Total Fund Operating Expenses for Class A, B, and C shares at 2.25%, 3.00%, and 3.00%, respectively, provided that these limits do not apply to increases due to performance fee adjustments. For the first 36 full months of the Fund's operations, the Fund will pay or repay fees that were waived or reimbursed to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits. Kensington Investment Group has waived $34,548 in management fees and reimbursed fees of $199,987 to the Fund for the period ended March 31, 2000.

BISYS Fund Services Ohio, Inc d/b/a BISYS Fund Services ("BISYS") is a subsidiary of The BISYS Group, Inc.

BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator, fund accountant, and transfer agent under the Administration, Fund Accounting and Transfer Agency Agreements. Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the Agreements, BISYS' fees are computed daily as a percentage of the average net assets of the Fund in addition to a fee based on the number of shareholders in the Fund.

BISYS serves as the Fund's principal distributor (the "Distributor") and has entered into a Distribution and Shareholder Services Plan. This Plan

----------------------------------
KENSINGTON STRATEGIC REALTY FUND
----------------------------------

NOTES TO FINANCIAL STATEMENTS MARCH 31,2000 (Continued)


is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A, Class B, and Class C, respectively. The Distributor may voluntarily choose to waive all or a portion of its fee.

5. SHARES OF BENEFICIAL INTEREST

Each share represents an equal proportionate interest in the Fund with other shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. The following is a summary of transactions in Fund shares for the fiscal year ending March 31, 2000:

                                    CLASS A                          CLASS B                            CLASS C
                             SHARES          AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
Beginning Shares             1,200      $    30,000            1,200      $    30,000            1,200      $    30,000
Shares issued              398,629       11,449,973           46,447        1,336,536          106,709        3,080,986
Shares reinvested            6,319          175,046            1,139           31,504            2,089           57,778
Shares redeemed                  3               92               67            1,748               --               --
                           -------       ----------           ------      -----------          -------      -----------
Net increase               404,945       11,624,927           47,519        1,366,292          108,798        3,138,764
                           -------      -----------           ------      -----------          -------      -----------
Ending Shares              406,145      $11,654,927           48,719      $ 1,396,292          109,998      $ 3,168,764
                           =======      ===========           ======      ===========          =======      ===========

6. CONCENTRATION OF CREDIT RISK

The fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a diversified equity fund.

7. LEVERAGE

The Fund can buy securities with borrowed money (a form of leverage). Leverage exaggerates the effect one net asset value of any increase or decrease in the market value of a fund's portfolio securities. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
KENSINGTON STRATEGIC REALTY FUND OF THE COVENTRY GROUP


We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Kensington Strategic Realty Fund (the
Fund) as of March 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the period indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kensington Strategic Realty Fund at March 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the indicated period, in conformity with accounting principles generally accepted in the United States.


               ERNST & YOUNG LLP


Columbus, Ohio
May 18, 2000

INVESTMENT ADVISOR

Kensington Investment Group
4 Orinda Way, Suite 220 D
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com


ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
(877)833-7114 Toll Free


LEGAL COUNSEL

Dechert Price & Rhoads
1775 Eye Street, NW
Washington, DC 20006


INDEPENDENT AUDITORS

Ernst & Young LLP
10 West Broad Street, Suite 2300
Columbus, Ohio 43215


CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540



This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Strategic Realty Fund. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the Fund are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Ken 0016